Exhibit 10.37

CONVERTIBLE NOTE PURCHASE AGREEMENT
THIS CONVERTIBLE NOTE PURCHASE AGREEMENT (this “Agreement”) is made as of the respective dates set forth on the signature pages hereto by and among Seelos Therapeutics, Inc., Inc., a Delaware corporation (the “Company”), and the parties (each, individually, a “Lender,” and, collectively, the “Lenders”) listed on the Schedule of Lenders attached to this Agreement as EXHIBIT A (the “Schedule of Lenders”).
RECITALS
WHEREAS, in order to provide the Company with additional resources to conduct its business, the Lenders are willing to lend to the Company certain funds, subject to the terms and conditions specified herein.
NOW, THEREFORE, in consideration of the foregoing, and the representations, warranties, covenants and conditions set forth below, the Company and the Lenders, intending to be legally bound, hereby agree as follows:
AGREEMENT
1.    SALE AND ISSUANCE OF NOTES.
1.1    Issuance of Notes. Subject to the terms and conditions of this Agreement, the Company agrees to sell to each Lender, and each Lender agrees to purchase from the Company, a convertible promissory note in substantially the form attached hereto as EXHIBIT B (each, individually, a “Note,” and, collectively, the “Notes”) in the principal amount set forth opposite such Lender’s name on the Schedule of Lenders (each, a “Loan Amount”). The Notes shall be convertible into equity securities of the Company (collectively, the “Company Equity Securities”) as provided in the Notes. This Agreement and the Notes are referred to collectively as the “Financing Documents.” The Company’s agreements with each Lender are separate agreements, and the sales of the Notes to each of the Lenders are separate sales.
1.2    Acknowledgements Regarding Notes. The Company and each Lender, as a result of arm’s length bargaining, acknowledge and agree that: (i) such Lender has not rendered any services to the Company in connection with this Agreement or such Lender’s Note; (ii) the Note issued to such Lender and the Company Equity Securities are not being issued as compensation; (iii) the aggregate fair market value on the date hereof of the Note issued to such Lender is equal to the Loan Amount; and (iv) all tax returns and other information returns of each party relative to this Agreement and such Note shall consistently reflect the acknowledgements set forth in this Section 1.2.
2.    CLOSING.
2.1    Multiple Closings. The sale and purchase of the Note to a Lender will take place via one or more electronic exchanges of signature pages (each of which is referred to as a “Closing”), at such time as the Company and such Lender shall agree, but in any event all Closings shall occur on or before the date that is six months following the date of the initial Closing. The Company may sell and issue at one or more Closings such additional Notes as may be approved by the Company’s

Board of Directors (the “Board”); provided that (a) the total amount of Notes that may be sold pursuant to this Agreement shall not exceed $ in the aggregate without the consent of the Requisite Holders (as defined below). Any such sale and issuance at any Closing shall be on the same terms and conditions as those contained herein, and each such Lender participating in a Closing shall, upon execution and delivery of the relevant signature page(s), become parties to, and be bound by, this Agreement without the need for an amendment to this Agreement except to add such person’s or entity’s name, loan amount and address to the Schedule of Lenders, and such Lender shall have the rights and obligations hereunder, in each case as of the date of the applicable Closing.
2.2    Delivery. At each Closing: (i) each participating Lender shall deliver to the Company (a) a check or wire transfer of immediately available funds (or a combination thereof) in the amount of such Lender’s Loan Amount for the Closing, and (b) a validly completed and executed IRS Form W-8 BEN or IRS Form W-9, as applicable, establishing such Lender’s exemption from withholding tax; (ii) the Company shall issue and deliver to each participating Lender a Note in favor of such Lender in a principal amount equal to such Lender’s Loan Amount for such Closing; and (iii) the Schedule of Lenders shall be updated to include the name of such participating Lender, and such Lender’s Loan Amount for the Closing, thereon.
3.    REPRESENTATIONS AND WARRANTIES OF THE COMPANY.
The Company hereby represents and warrants to each Lender, (i) as of the date the Company executes and delivers this Agreement to such Lender, and (ii) as of the Closing in which such Lender purchases such Lender’s Note, that:
3.1    Organization, Good Standing and Qualification. The Company is a corporation duly organized, validly existing and in good standing under the laws of the State of Delaware. The Company has the requisite corporate power to own and operate its properties and assets and to carry on its business as now conducted and as proposed to be conducted. The Company is duly qualified and is authorized to do business and is in good standing as a foreign corporation in all jurisdictions in which the nature of its activities and of its properties (both owned and leased) makes such qualification necessary, except for those jurisdictions in which failure to do so would not have a material adverse effect on the Company or its business or properties.
3.2    Corporate Power. The Company has all requisite corporate power to execute and deliver this Agreement and such Lender’s Note and to carry out and perform its obligations under the terms of this Agreement and such Note.
3.3    Authorization. All corporate action on the part of the Company, its directors and its stockholders necessary for the authorization, execution, delivery and performance of this Agreement and such Lender’s Note by the Company, and the consummation of the transactions contemplated hereby and thereby, including, without limitation, the issuance and delivery of this Agreement and such Lender’s Note and the reservation of the Company Equity Securities, has been taken or, with respect to the Company Equity Securities, will be taken prior to the issuance of such Company Equity Securities. Each of this Agreement and such Lender’s Note constitutes a valid and binding obligation of the Company, enforceable in accordance with its terms except: (i) as limited by applicable bankruptcy, insolvency, reorganization, moratorium and other laws of general application affecting enforcement of creditors’ rights generally; (ii) as limited by laws relating to the availability of specific performance, injunctive relief or other equitable remedies; and (iii) to the extent any indemnification provisions contained in this Agreement or such Lender’s Note may be limited by applicable federal or state securities laws. The Company Equity Securities, when issued in compliance with the provisions of such Lender’s Note, will be validly issued, fully paid and nonassessable, free of any liens or encumbrances, and issued in compliance with all applicable federal and state securities laws.
3.4    Non-Contravention. The execution and delivery by the Company of this Agreement and such Lender’s Note and the performance and consummation of the transactions contemplated hereby and thereby do not and will not (i) violate the Company’s Certificate of Incorporation or Bylaws or any material judgment, order, writ, decree, statute, rule or regulation applicable to the Company; or (ii) violate any provision of, or result in the breach or the acceleration of, or entitle any other person or entity to accelerate (whether after the giving of notice or lapse of time or both), any material mortgage, indenture, agreement, instrument or contract to which the Company is a party or by which it is bound.
3.5    No Violation or Default. The Company is not in violation of or in default with respect to (i) its Certificate of Incorporation or Bylaws or any material judgment, order, writ, decree, statute, rule or regulation applicable to the Company; or (ii) any material mortgage, indenture, agreement, instrument or contract to which the Company is a party or by which it is bound.
3.6    Approvals. No consent, approval, order or authorization of, or registration, declaration or filing with, any governmental authority or other person or entity (including, without limitation, the stockholders of any entity) is required in connection with the execution and delivery of this Agreement or such Lender’s Note and the performance and consummation of the transactions contemplated hereby or thereby, other than such as have been obtained and remain in full force and effect and other than such qualifications or filings under applicable securities laws as may be required in connection with the transactions contemplated by this Agreement or such Lender’s Note.
3.7    Offering. Assuming the accuracy of the representations and warranties of such Lender contained in Section 4 hereof, the offer, issuance and sale of such Lender’s Note and the Company Equity Securities issuable thereunder are and will be exempt from the registration and prospectus delivery requirements of the Securities Act of 1933, as amended (the “Securities Act”), and have been registered or qualified (or are exempt from registration and qualification) under the registration, permit or qualification requirements of all applicable state securities laws.
3.8    No “Bad Actor” Disqualification. No “bad actor” disqualifying event described in Rule 506(d)(1)(i)-(viii) of the Securities Act (a “Disqualification Event”) is applicable to the Company or, to the Company’s knowledge, any Company Covered Person, except for a Disqualification Event as to which Rule 506(d)(2)(ii-iv) or (d)(3) of the Securities Act is applicable. For purposes of this Agreement, the term “Company Covered Person” means, with respect to the Company as an “issuer” for purposes of Rule 506 promulgated under the Securities Act, any individual, corporation, partnership, trust, limited liability company, association or other entity listed in the first paragraph of Rule 506(d)(1).

3.9    Litigation. No actions (including, without limitation, derivative actions), suits, proceedings or investigations are pending or, to the knowledge of the Company, threatened in writing against the Company at law or in equity in any court or before any other governmental authority.
3.10    Proprietary Information and Invention Assignment. Each employee and consultant of the Company and each advisor of the Company that has had access to the Company’s intellectual property has executed a confidential information and invention assignment agreement with the Company. No such employee, consultant or advisor has excluded works or inventions made prior to his or her service with the Company from his or her assignment of inventions pursuant to such employee’s, consultant’s or advisor’s confidential information and invention assignment agreement. To the knowledge of the Company, no officer, employee, consultant or advisor of the Company is in violation of such confidential information and invention assignment agreement or any prior employee, consultant or advisor contract or proprietary information agreement with any other corporation or third party.
4.    REPRESENTATIONS AND WARRANTIES OF THE LENDERS.
Each Lender, severally and not jointly, hereby represents and warrants to the Company, (i) as of the date such Lender executes and delivers this Agreement to the Company, and (ii) as of the Closing in which such Lender purchases such Lender’s Note, that:
4.1    Authorization. Such Lender has full power and authority to enter into the Financing Documents, each of which constitutes the valid and binding obligation of such Lender, enforceable in accordance with its terms, except: (i) as limited by applicable bankruptcy, insolvency, reorganization, moratorium and other laws of general application affecting enforcement of creditors’ rights generally; (ii) as limited by laws relating to the availability of specific performance, injunctive relief or other equitable remedies; and (iii) to the extent the indemnification provisions contained in such Lender’s Note or this Agreement, as applicable, may be limited by applicable federal or state securities laws.
4.2    Purchase Entirely for Own Account. Such Lender either (i) has not been formed solely for the purpose of purchasing such Lender’s Note, or (ii) has been formed solely for the purpose of purchasing such Lender’s Note, provided that, in the case of this clause (ii), each securityholder of such Lender is an “accredited investor” within the meaning of Rule 501, as in effect as of the Closing, of Regulation D promulgated under the Securities Act. Such Lender’s Note and the Company Equity Securities are being acquired for investment for such Lender’s own account, not as a nominee or agent, and not with a view to the resale or distribution of any part thereof, and such Lender has no present intention of selling, granting any participation in or otherwise distributing the same. Such Lender does not have any contract, undertaking, agreement or arrangement with any person to sell, transfer or grant participations to such person or to any third person, with respect to such Lender’s Note or Company Equity Securities. Such Lender’s residency (or, in the case of a partnership or corporation, such entity’s principal place of business) is correctly set forth on such Lender’s signature page hereto.
4.3    No Solicitation. At no time was such Lender presented with or solicited by any publicly issued or circulated newspaper, mail, radio, television or other form of general advertising or solicitation in connection with the offer, sale and purchase of such Lender’s Note or Company Equity Securities.

4.4    Disclosure of Information. Such Lender has received or has had full access to all of the information such Lender considers necessary or appropriate to make an informed investment decision with respect to such Lender’s Note and the Company Equity Securities. Such Lender has had an opportunity to ask questions and receive answers from the Company, or is otherwise knowledgeable, regarding the terms and conditions of the offering of such Lender’s Note and the Company Equity Securities and the business, properties, prospects and financial condition of the Company.
4.5    Investment Experience. Such Lender understands that the purchase of such Lender’s Note and the Company Equity Securities involves substantial risk. Such Lender has experience investing in securities of companies in the development stage and acknowledges that it is able to fend for itself, can bear the economic risk of its investment and has such knowledge and experience in financial or business matters such that it is capable of evaluating the merits and risks of the investment in such Lender’s Note and the Company Equity Securities and/or has a preexisting personal or business relationship with the Company and certain of its officers, directors or controlling persons of a nature and duration that enables such Lender to be aware of the character, business acumen and financial circumstances of such persons. If other than an individual, Lender also represents it has not been organized for the purpose of acquiring such Lender’s Note or the Company Equity Securities unless each securityholder of such Lender is an “accredited investor” within the meaning of Rule 501, as in effect as of the Closing, of Regulation D promulgated under the Securities Act.
4.6    Accredited Investor. Such Lender is familiar with the definition of, and qualifies as, an “accredited investor” within the meaning of Rule 501, as in effect as of the Closing, of Regulation D promulgated under the Securities Act.
4.7    Restricted Securities. Such Lender understands that such Lender’s Note and the Company Equity Securities are characterized as “restricted securities” under federal securities laws inasmuch as they are being acquired from the Company in a transaction not involving a public offering and that, under such laws and applicable regulations, such Lender’s Note and Company Equity Securities may be resold without registration under the Securities Act only in certain limited circumstances. Such Lender represents that it is familiar with Rule 144 promulgated under the Securities Act, as in effect as of the Closing, and understands the resale limitations imposed thereby and by the Securities Act. Such Lender acknowledges that the Company has no obligation to register or qualify the Company Equity Securities for resale. Such Lender understands and acknowledges that an investment in such Lender’s Note and the Company Equity Securities involves an extremely high degree of risk and may result in a complete loss of such Lender’s investment. Such Lender understands that such Lender’s Note and the Company Equity Securities have not been and will not be registered under the Securities Act and have not been and will not be registered or qualified in any state in which they are offered and that such Lender will not be able to resell or otherwise transfer such Lender’s Note and the Company Equity Securities unless such Lender’s Note or Company Equity Securities are registered under the Securities Act and registered or qualified under applicable state securities laws, or an exemption from such registration or qualification is available.

4.8    No Public Market. Such Lender understands and acknowledges that, whether or not such Lender’s Note and the Company Equity Securities may be resold in the future without registration under the Securities Act, no public market exists as of the Closing for such Lender’s Note or the Company Equity Securities and that it is uncertain whether a public market will ever exist for such securities.
4.9    No Liquidity. Such Lender has no immediate need for liquidity in connection with its investment in such Lender’s Note and the Company Equity Securities, does not anticipate being required to sell such Lender’s Note or Company Equity Securities in the foreseeable future and has the capacity to sustain a complete loss of its investment in such Lender’s Note and the Company Equity Securities.
4.10    Tax Liability. Such Lender has reviewed with its own tax advisors the federal, state, local and/or foreign tax consequences of the transactions contemplated by this Agreement. Such Lender understands that such Lender (and not the Company) shall be responsible for such Lender’s own tax liability that may arise as a result of the transactions contemplated by this Agreement.
4.11    Non-Competition. Such Lender is not subject to any non-competition or similar agreement that prohibits or in any way limits such Lender’s ability to enter into this Agreement, effect the transactions contemplated hereby or make an investment in the Company.
4.12    Legends. Such Lender understands and agrees that such Lender’s Note and the certificates evidencing the Company Equity Securities will bear legends substantially similar to those set forth below in addition to any other legend that may be required by applicable law, the Company’s Certificate of Incorporation or Bylaws or Section 5.2 of this Agreement or any other agreement between the Company and such Lender:
(a)    THE SECURITIES REPRESENTED HEREBY HAVE NOT BEEN REGISTERED UNDER THE SECURITIES ACT OF 1933, AS AMENDED, OR REGISTERED OR QUALIFIED UNDER ANY APPLICABLE STATE SECURITIES LAWS, AND MAY NOT BE SOLD, OFFERED FOR SALE, PLEDGED OR HYPOTHECATED IN THE ABSENCE OF (A) AN EFFECTIVE REGISTRATION STATEMENT UNDER THE SECURITIES ACT OF 1933, AS AMENDED, AND REGISTRATION OR QUALIFICATION UNDER ANY APPLICABLE STATE SECURITIES LAWS OR (B) AN OPINION OF COUNSEL IN FORM AND SUBSTANCE SATISFACTORY TO THE COMPANY THAT SUCH REGISTRATION AND QUALIFICATION ARE NOT REQUIRED PURSUANT TO AN EXEMPTION UNDER SUCH ACT AND SECURITIES LAWS; and
(b)    Any legend required by the laws of the State of New York or any other state securities laws.
4.13    Foreign Investor. If such Lender is not a United States person (as defined by Rule 902(k) under the Securities Act), such Lender hereby represents that it has satisfied itself as to the full observance of the laws of its jurisdiction in connection with any invitation to subscribe for the Note and the Company Equity Securities or any use of this Agreement, including (i) the legal requirements within its jurisdiction for the purchase of the Note and the Company Equity Securities, (ii) any foreign exchange restrictions applicable to such purchase, (iii) any governmental or other consents that may need to be obtained and (iv) the income tax and other tax consequences, if any, that may be relevant to the purchase, holding, redemption, sale or transfer of the Note and the Company Equity Securities. Such Lender’s subscription and payment for, and his or her continued

beneficial ownership of the Note and the Company Equity Securities, will not violate any applicable securities or other laws of Lender’s jurisdiction. Such Lender also hereby represents that such Lender is not a “10-percent shareholder” as defined in Section 871(h) of the Internal Revenue Code of 1986, as amended.
4.14    Exculpation Among Lenders. Each Lender acknowledges that it is not relying upon any person, firm or corporation, other than the Company and its officers and directors, in making its investment or decision to invest in the Company. Each Lender agrees that no other Lender nor the respective controlling persons, officers, directors, partners, agents, or employees of any such other Lender shall be liable for any action heretofore or hereafter taken or omitted to be taken by any of them in connection with the Notes and the Company Equity Securities.
4.15    No “Bad Actor” Disqualification Events. Neither such Lender nor any beneficial owner of the Company’s voting equity securities (in accordance with Rule 506(d) of the Securities Act) held by such Lender is subject to any Disqualification Event, except for a Disqualification Event as to which Rule 506(d)(2)(ii-iv) or (d)(3) of the Securities Act is applicable and disclosed in advance of the Closing in writing in reasonable detail to the Company.
5.    COVENANTS.
5.1    Covenants of the Company. So long as any amount of the principal under the Notes remains unpaid or outstanding, the Company covenants that it will comply with the following provisions:
(a)    Use of Proceeds. The Company shall use the proceeds from the issuance of the Notes solely for the operations of its business and for working capital purposes.
(b)    Sufficient Shares; Company Equity Securities. The Company shall take or cause to be taken all actions (including, without limitation, appropriate amendments to the Certificate of Incorporation or Bylaws of the Company or otherwise) necessary to assure that there exists a sufficient number of authorized and reserved Company Equity Securities to permit the full and complete conversion, exercise or exchange of the Notes.
(c)    No Impairment. The Company will not, by amendment of its Certificate of Incorporation or Bylaws, as each may be amended from time to time, or through reorganization, consolidation, merger, dissolution, sale of assets or another voluntary action, avoid or seek to avoid the observance or performance of any of the terms of the Note, but will at all times in good faith assist in the carrying out of all such terms and in the taking of all such action as may be necessary or appropriate in order to protect the rights of Lender of the Note against impairment.
5.2    Covenants of the Lenders.

(a)    Lock-Up Period. Each Lender hereby agrees that it shall not, to the extent requested by the Company or an underwriter of securities of the Company, sell or otherwise transfer or dispose of such Lender’s Note, Company Equity Securities or other securities of the Company then or thereafter owned by such Lender for up to 180 days following the date of the final prospectus filed with the Securities and Exchange Commission relating to an effective registration statement of the Company filed under the Securities Act (the “Lock-Up Period”). For purposes of this Section 5.2, the term “Company” shall include any wholly-owned subsidiary of the Company into which the Company merges or consolidates. In order to enforce the foregoing covenant, the Company shall have the right to place the restrictive legend below on such Lender’s Note and the certificates representing the Company Equity Securities subject to this Section 5.2 and to impose stop-transfer instructions with respect to such Lender’s Note, the Company Equity Securities and such other Company securities of the Lender (and the shares or securities of every other person subject to the foregoing restriction) until the end of such Lock-Up Period. Each Lender further agrees to enter into any agreement reasonably required by any underwriter to implement the foregoing provisions within any reasonable timeframe so requested.
THE SECURITIES REPRESENTED HEREBY ARE SUBJECT TO A LOCK-UP RESTRICTION AS SET FORTH IN A CERTAIN AGREEMENT BETWEEN THE ISSUER AND THE ORIGINAL HOLDER OF THESE SECURITIES, A COPY OF WHICH MAY BE OBTAINED AT THE PRINCIPAL OFFICE OF THE ISSUER. AS A RESULT OF SUCH AGREEMENT, THESE SECURITIES MAY NOT BE TRADED PRIOR TO 180 DAYS AFTER THE EFFECTIVE DATE OF THE INITIAL PUBLIC OFFERING OF THE COMMON STOCK OF THE ISSUER HEREOF. SUCH RESTRICTION IS BINDING ON TRANSFEREES OF THESE SECURITIES.
6.    SENIOR. The Company hereby agrees that the Notes shall be senior to any other current and future indebtedness incurred by the Company with any bank, financial institution or other lender or lessor.
7.    MISCELLANEOUS
7.1    Survival. The representations, warranties and covenants of the Company and the Lenders contained in or made pursuant to this Agreement shall survive the execution and delivery of this Agreement and the Closings, and shall in no way be affected by any investigation of the subject matter thereof made by or on behalf of any of the Lenders or the Company, as the case may be.
7.2    Notices. All notices required or permitted hereunder (or under any Note) shall be in writing and shall be deemed effectively given: (i) upon personal delivery to the party to be notified; (ii) when sent by confirmed electronic mail or facsimile if sent during normal business hours of the recipient, and if not, then on the next business day; (iii) five days after having been sent by registered or certified mail, return receipt requested, postage prepaid; or (iv) one day after deposit with a nationally recognized overnight courier, specifying next day delivery, with written verification of receipt. All communications shall be sent to the Company or to a Lender, as applicable, at the respective addresses set forth on the signature pages to the Agreement or at such other address as the Company or such Lender, as applicable, may designate by ten days advance written notice to the other party, as applicable.

7.3    Successors and Assigns. Except as otherwise provided herein, the terms and conditions of this Agreement shall inure to the benefit of and be binding upon the respective successors and assigns of the parties. Nothing in this Agreement, express or implied, is intended to confer upon any party other than the parties hereto or their respective successors and assigns any rights, remedies, obligations or liabilities under or by reason of this Agreement, except as expressly provided in this Agreement. Nothing in this Section 7.3 shall permit the Lender to transfer or assign such Lender’s Note or Company Equity Securities acquired under this Agreement except as expressly provided herein.
7.4    Governing Law; Jurisdiction. This Agreement shall be governed by, and construed and enforced in accordance with, the laws of the State of New York as applied to agreements among residents of the State of New York entered into and to be performed entirely within the State of New York, without reference to conflict of law or choice of law principles that would cause the application of laws of any other jurisdiction. All disputes and controversies arising out of or in connection with this Agreement and each Note shall be resolved exclusively by the state and federal courts located in the City of New York in the State of New York, and each of the Company and the Lenders agree to submit to the jurisdiction of said courts and agrees that venue shall lie exclusively with such courts.
7.5    Expenses. Each party shall be solely responsible for and shall pay when due all costs and expenses that such party incurs with respect to the negotiation, execution, delivery and performance of this Agreement.
7.6    Amendments; Modifications; Waivers. Any term of this Financing Documents may be amended or modified and the observance of any term of this Agreement or the Notes may be waived (either generally or in a particular instance and either retroactively or prospectively), only with the written consent of the Company and the holders of Notes; provided, however, that any term of this Financing Documents may be amended or modified and the observance of any term of this Agreement or the Notes may be waived (either generally or in a particular instance and either retroactively or prospectively) on a pari passu basis with respect to each Lender or holder of Notes, as applicable, with the written consent of the Company and the holders of the Notes representing at least a majority of the aggregate principal amount of the Notes then outstanding, which may consist of one or more holders (collectively, the “Requisite Holders”); provided that (a) no modification or amendment which adversely affects the rights or obligations of any holder of Notes in a manner disproportionate to the other holders of the Notes shall be effective without the written consent of such adversely and disproportionately affected holder of Notes and (b) no modification or amendment that requires any holder of Notes to assume additional obligations in any material respect pursuant to this Agreement or the Notes shall be effective without the written consent of such holder of Notes. Lenders purchasing Notes in any Closing after the initial Closing may become parties to this Agreement in accordance with Section 2.1 without any amendment of this Agreement pursuant to this Section 7.6 or any consent or approval of any other Lender. Any amendment or waiver effected in accordance with this Section 7.6 shall be binding upon each holder of Notes then outstanding (including securities into which such Notes have been converted or exchanged or for which such Notes have been exercised, and each future holder of such Notes or such securities) and the Company. Each Lender acknowledges that by the operation of this Section 7.6, the Requisite Holders will have the right and power to diminish or eliminate all rights of such Lender under this Financing Documents without such Lender’s consent.

7.7    No Finder’s Fees. Each party represents that it neither is nor will be obligated for any finder’s fee, broker’s fee or commission in connection with the transactions contemplated by the Financing Documents. Each Lender agrees to indemnify and to hold harmless the Company from any liability for any commission or compensation in the nature of a finder’s fee, broker’s fee or commission (and the costs and expenses of defending against such liability or asserted liability) for which such Lender or any of its officers, employees, or representatives is responsible. The Company agrees to indemnify and hold harmless each Lender from any liability for any commission or compensation in the nature of a finder’s fee, broker’s fee or commission (and the costs and expenses of defending against such liability or asserted liability) for which the Company or any of its officers, employees or representatives is responsible.
7.8    Severability; Separability. If one or more provisions of this Agreement are held to be unenforceable under applicable law, such provision shall be excluded from this Agreement and the balance of the Agreement shall be interpreted as if such provision were so excluded and shall be enforceable in accordance with its terms. The Company’s agreement with each Lender is a separate agreement and the sale of the Note to each Lender is a separate sale. Unless otherwise expressly provided herein, the rights of each Lender hereunder are several rights, not rights jointly held with any of the other Lenders. Any invalidity, illegality or limitation on the enforceability of the Agreement or any part thereof, by any Lender whether arising by reason of the law of the respective Lender’s domicile or otherwise, shall in no way affect or impair the validity, legality or enforceability of this Agreement with respect to any other Lender.
7.9    Entire Agreement. The Financing Documents constitute the entire agreement between the Company, on the one hand, and each Lender, on the other hand, and no party shall be liable or bound to any other party in any manner except as specifically set forth herein or therein.
7.10    Interpretation; Captions. The captions used in this Agreement are used for convenience only and are not to be considered in construing or interpreting this Agreement. When a reference is made to a Section, such reference shall be to a Section of this Agreement unless otherwise indicated. Whenever the words “include,” “includes” or “including” are used in this Agreement, they shall be deemed to be followed by the words “without limitation.” Unless the context requires otherwise, words using the singular or plural number also include the plural or singular number, respectively, and the use of any gender herein shall be deemed to include the other gender. References to “dollars” or “$” are to U.S. dollars. The terms “hereof,” “herein,” “hereby,” “hereto” and derivative or similar words refer to this entire Agreement. This Agreement was prepared jointly by the parties hereto and no rule that it be construed against the drafter will have any application in its construction or interpretation.
7.11    Counterparts; Execution by Electronic Transmission. This Agreement may be executed in two or more counterparts, each of which shall be deemed an original, but all of which together shall constitute one and the same instrument. Delivery of an executed counterpart of this Agreement by facsimile, .pdf or other electronic method shall be equally as effective as delivery of an original executed counterpart of this Agreement.

7.12    Counsel; Waiver of Conflicts. Each party to this Agreement acknowledges that Paul Hastings LLP acted solely as counsel to the Company in connection with the Financing Documents and the transactions contemplated hereby and thereby and that he, she or it retained or had sufficient opportunity to retain independent legal counsel and other advisors in connection with the Financing Documents and the transactions contemplated hereby and thereby. Each party to this Agreement acknowledges that Paul Hastings LLP, counsel for the Company, may have in the past performed and may continue to perform legal services for certain of the Lenders in matters unrelated to the transactions described in this Agreement, including the representation of such Lenders in venture capital financings and other matters. Accordingly, each party to this Agreement hereby (a) acknowledges that they have had an opportunity to ask for information relevant to this disclosure; and (b) gives its informed consent to Paul Hastings LLP’s representation of certain of the Lenders in such unrelated matters and to Paul Hastings LLP’s representation of the Company in connection with this Agreement and the transactions contemplated hereby.
[Signature pages immediately follow this page.]

IN WITNESS WHEREOF, the parties have executed this CONVERTIBLE NOTE PURCHASE AGREEMENT as of the respective dates set forth on the signature pages hereto.
COMPANY:

SEELOS THERAPEUTICS, INC., INC.

By: __________________________________

Name: Raj Mehra, Ph.D.
Title: CEO

Address:

Telephone:

Email: raj.mehra@mgalp.com

IN WITNESS WHEREOF, the parties have executed this CONVERTIBLE NOTE PURCHASE AGREEMENT as of the respective dates set forth on the signature pages hereto.
LENDER:
[______________]
By: ________________________________
Title: _____________________________
Address: ___________________________
Telephone: _________________________
Email: ____________________________

EXHIBIT A
SCHEDULE OF LENDERS

Name of Lender	Address	Closing Date	Loan Amount

EXHIBIT B
FORM OF CONVERTIBLE PROMISSORY NOTE

EXHIBIT C
WIRE INSTRUCTIONS

[____________]

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